MERRILL LYNCH BASIC VALUE FUND, INC.

      SUPPLEMENT DATED JULY 12, 1999 TO PROSPECTUS DATED OCTOBER 27, 1998


     The "sidebar" labeled "About the Portfolio Manager" on page 7 of the Fund's prospectus is amended to read as follows:

     "Paul M. Hoffmann and Kevin Rendino are co-portfolio managers and Senior Vice Presidents of the Fund. Mr. Hoffmann has been a First Vice President of Merrill Lynch Asset Management since 1997 and was a Vice President from 1976 to 1997. He has been a portfolio manager of the Fund since 1977 and was responsible for management of the Fund from 1977 until 1999. Mr. Hoffmann and Mr. Rendino will jointly manage the Fund during a transition period prior to Mr. Hoffmann's anticipated retirement, after which Mr. Rendino will assume sole responsibility for management of the Fund. Mr. Rendino has been a First Vice President of Merrill Lynch Asset Management since 1997, and a Vice President from 1993 to 1997."



Code #10042-1098 ALL